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                                                                    Exhibit 10.1

                  TENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

    THIS AGREEMENT (this "Amendment") dated as of March 31, 2002, is between FIRST OAK BROOK BANCSHARES, INC. (the "Company") and LASALLE BANK NATIONAL ASSOCIATION, formerly known as LASALLE NATIONAL BANK, (the "Bank").

                                R E C I T A L S:

    WHEREAS, the parties have previously entered into a Revolving Credit Agreement dated as of December 1, 1991, as amended by that certain First Amendment dated as of January 31, 1993, that certain Second Amendment dated as of March 31, 1994, that certain Third Amendment dated as of April 1, 1995, that certain Fourth Amendment dated April 1, 1996, that certain Fifth Amendment dated May 1, 1997, that certain Sixth Amendment dated May 1, 1998, that certain Seventh Amendment dated May 1, 1999, that certain Eighth Amendment dated April 1, 2000 and that certain Ninth Amendment dated April 1, 2001 (collectively, the "Agreement"); and

    WHEREAS, at the present time the Company requests, and the Bank is agreeable to amending the Agreement pursuant to the terms and conditions hereinafter set forth:

    NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is agreed by the parties hereto as follows:

    1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

    2.    AMENDMENTS TO AGREEMENT.

          2.1 Amendment to Section 1. Section 1 is amended by deleting the reference to the date "March 31, 2002" and inserting a reference to the date "April 1, 2003" in substitution therefor.

          2.2 Replacement of Exhibit A. Exhibit A attached to the Agreement is hereby deleted in its entirety and Exhibit A attached hereto is hereby substituted therefor.

    3. WARRANTIES. To induce the Bank to enter into this Amendment, the Company warrants that:

          3.1 Authorization. The Company is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

          3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Company of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Company or of any agreement binding upon the Company.

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     3.3  Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     3.4 No Default. As of the closing date hereof, no Event of Default under Section 9 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

     3.5 Warranties. As of the closing date hereof, the representations and warranties in Section 6 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents.

     (a)  This Amendment duly executed by the Company; and

     (b) An Extension Promissory Note in the form of Exhibit A attached hereto duly executed by the Company.

5.   GENERAL.

     5.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

     5.2 Successors. This Amendment shall be binding upon the Company and LaSalle and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and its successors and assigns.

     5.3 Confirmation of Loan Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                 FIRST OAK BROOK BANCSHARES, INC.

                                 By: /S/  ROSEMARIE BOUMAN
                                     -------------------------------------------

                                 Its: Vice President and Chief Financial Officer
                                     -- ----------------------------------------


                                 LASALLE BANK NATIONAL ASSOCIATION

                                 By: /S/  JOHN GIUFFRE
                                     -------------------------------------------

                                 Its: FVP
                                      ------------------------------------------


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                                    EXHIBIT A
                                    ---------

                           REPLACEMENT PROMISSORY NOTE

$15,000,000.00                                               as of April 1, 2002

     FIRST OAK BROOK BANCSHARES, INC., (the "Maker), for value received, promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, formerly known as LaSalle National Bank (the "Bank") the lesser of: the principal sum of Fifteen Million Dollars ($15,000,000.00), or the aggregate unpaid principal amount outstanding under that certain Revolving Credit Agreement dated December 1, 1991 between the Maker and the Bank, as amended by that certain First Amendment dated March 31, 1993, that certain Second Amendment dated March 31, 1994, that certain Third Amendment dated April 1, 1995, that certain Fourth Amendment dated April 1, 1996, that certain Fifth Amendment dated May 1, 1997, that certain Sixth Amendment dated May 1, 1998, that certain Seventh Amendment dated May 1, 1999 that certain Eighth Amendment dated April 1, 2000, and that certain Ninth Amendment dated April 1, 2001 and that certain Tenth Amendment of even date herewith (the "Loan Agreement") made available by the Bank to the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the Maker's option at the rates and times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later that April 1, 2003.

     This Note shall be available for direct advances and for Bankers' Acceptances.

     Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois, or at such other place as the holder of this Note may designate in writing to the undersigned. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

     This Note evidences indebtedness incurred under the Loan Agreement (and if amended, under all amendments thereto) to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided for in said Loan Agreement.

     The undersigned agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the amount endorsed by the Bank on the reverse side of this Note shall be prima-facie evidence of the unpaid principal balance of this Note.

     This Note is in substitution for, and not in repayment of, that certain Replacement Promissory Note dated April 1, 2001, in the amount of
$15,000,000.00, executed by the Maker in favor of the Bank.

                              FIRST OAK BROOK BANCSHARES, INC.

                              By: /S/ROSEMARIE BOUMAN
                                  --------------------------------------------

                              Its: Vice President and Chief Financial Officer
                                   -------------------------------------------


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